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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: February 12, 2002
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                       (Date of earliest event reported)


                                 MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




               One Madison Avenue, New York, New York 10010-3690
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              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5. Other Information.

     On February 12, 2002, MetLife, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits.

99.1     Press Release of MetLife, Inc., dated February 12, 2002.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: February 12, 2002

                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
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99.1              Press Release, dated February 12, 2002.